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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                       DATE OF REPORT: FEBRUARY 19, 1997



                         CENTENNIAL TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                         1-12912                       04-2978400
 (STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NO.)     (IRS EMPLOYER IDENTIFICATION
         INCORPORATION)                                                      NO.)

           37 MANNING ROAD                                                  01821
       BILLERICA, MASSACHUSETTS                                           (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                         (508) 670-0646
                                 (REGISTRANT'S TELEPHONE NUMBER,
                                       INCLUDING AREA CODE)

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ITEM 5.  OTHER EVENTS

      Centennial Technologies, Inc. (the "Company") will not be in a position to file Form 10-Q for the Company's second fiscal quarter ended December 31, 1996 for the reason that an investigation which is seeking to verify the financial information which would be included in the Form 10-Q is pending. The
Company is making every effort to assemble this information as quickly as possible so that the Form 10-Q can be filed. See generally the press release attached as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      Press release of Centennial Technologies, Inc. dated February 18, 1997.


SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Centennial Technologies, Inc.

                                    /s/ Lawrence J. Ramaekers
                              _______________________________________
                              Lawrence J. Ramaekers
                              Interim Chief Executive Officer


Dated:  February 19, 1997